Amendment No. 12
To
Fifth Amended And Restated Revolving Loan And Letter Of Credit Agreement

This Amendment No. 12 (this “Amendment”) is entered into as of November 1, 2007, among: the two entities included among the Borrower as listed on Exhibit A attached hereto (individually, and collectively, jointly and severally, the “Borrower”); the several entities included among the Guarantors as listed on Exhibit A attached hereto (each, individually, a “Guarantor,” and collectively, jointly and severally, the “Guarantors”); the several entities constituting the Majority Banks included among the Banks as listed on Exhibit A attached hereto (each, individually, a “Bank” and collectively, but not jointly, the “Banks”); and Bank of America, N.A. (“Bank of America”), as agent for the Banks (in such capacity, the “Agent”).

RECITALS

Reference is made to the following facts that constitute the background of this Amendment:

A.	The parties hereto have entered into that certain Fifth Amended and Restated Revolving Loan and Letter of Credit Agreement dated as of November 4, 2005 (as amended and/or restated from time to time, the “Loan Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Loan Agreement.

B.	The Banks have agreed, pursuant to the terms of Amendment No. 10 to the Loan Agreement, to permit (i) the delivery of restated, audited financial statements for MuniMae for the fiscal years ending December 31, 2004, December 31, 2005 and December 31, 2006 (the “MuniMae Year-End Financial Statements”), on or before November 30, 2007 (the “MuniMae Year-End Deadline”), (ii) the delivery of copies of the Form 10-Qs filed by MuniMae with the United States Securities and Exchange Commission for the fiscal quarters ending March 31, 2007, June 30, 2007 and September 30, 2007 (the “Form 10-Qs”), on or before January 31, 2008 (the “Form 10-Q Deadline”), and (iii) the delivery of audited financial statements for MFH, MEC and TC Corp. (collectively, the “Tier 2 Subsidiaries”) for the fiscal year ending December 31, 2006 (the “Tier 2 2006 Financial Statements”, and together with the MuniMae Year-End Financial Statements, the “Financial Statements”), on or before December 31, 2007 (the “Tier 2 Deadline”).

C.	The Borrower and the Guarantors have advised the Agent and the Banks that as a result of their continuing efforts to restate certain of their historical GAAP financial statements, the Borrower and the Guarantors will be unable to deliver the MuniMae Year-End Financial Statements, the Form 10-Qs (to the extent required), and the Tier 2 2006 Financial Statements on or before the MuniMae Year-End Deadline, the Form 10-Q Deadline and the Tier 2 Deadline, respectively.

D.	In light of the foregoing, the Borrower and the Guarantors have requested a waiver and consent with respect to the Financial Statements, and the Banks and the Agent are willing to grant such request solely upon the terms and conditions set forth in this Amendment, including, without limitation, the issuance of the Collateral Letter of Credit (as defined below).

NOW, THEREFORE, in consideration of the foregoing recitals and of the representations, warranties, covenants and conditions set forth herein and in the Loan Agreement, and for other valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Consent. Notwithstanding anything in the Credit Documents to the contrary, the Borrower and the Guarantors shall deliver:

(a) audited MuniMae Year-End Financial Statements, the related covenant compliance certificates and other information required pursuant Section 5.2 of Schedule 1 to the MuniMae Guaranty, and a copy of the accompanying Form 10-K for the fiscal year ending December 31, 2006 filed by MuniMae with the United States Securities and Exchange Commission (the “Form 10-K”), on or before February 15, 2008;

(b) promptly upon filing, copies of the Form 10-Qs filed with the United States Securities and Exchange Commission; and

(c) audited Tier 2 2006 Financial Statements and the related covenant compliance certificate and other information required pursuant to Section 5.6.2 of the Loan Agreement, on or before March 31, 2008.

Section 2. Waiver. In accordance with the terms of Section 8.1 of the Loan Agreement, solely with respect to the Financial Statements, the Agent and the Banks hereby waive (a) compliance with Section 5.6.1(b) of the Loan Agreement and Section 5.1(b) of Schedule 1 to the MuniMae Guaranty, and (b) any Default or Event of Default under any Credit Document which may have resulted or may result solely from the failure to timely deliver the Financial Statements, but only to the extent that the same are delivered in accordance with Section 1 hereof. Failure to deliver the Financial Statements, the Form 10-K and, to the extent required, the Form 10-Qs as so provided, or failure to deliver or to file the same with the United States Securities and Exchange Commission, shall constitute an Event of Default under the Loan Agreement.

Section 3. Collateral Letter of Credit.

(a) As additional security for the Obligations, MuniMae shall cause an irrevocable standby letter of credit to be issued by the Police and Fire Retirement System of the City of Detroit to the Agent, for the ratable benefit of the Banks, for the account of MuniMae in an amount of $14,000,000.00 (“Collateral Letter of Credit”).

(b) The Collateral Letter of Credit shall be in form and substance reasonably satisfactory to the Agent and, in any event, shall have a stated expiration date at least thirty (30) days after the Maturity Date. The Agent, for and on behalf of the Banks, agrees that it will not present a sight draft under the Collateral Letter of Credit unless an Event of Default has occurred and is continuing. The Agent further agrees, for and on behalf of the Banks, that it shall return the Collateral Letter of Credit to MuniMae for cancellation upon receipt of the Financial Statements, the Form 10-K and, to the extent required, the Form 10-Qs, in form and substance reasonably satisfactory to the Agent.

Section 4. Waiver Fee. The Borrower shall pay to the Agent, simultaneously with the execution and delivery of this Amendment, for the pro rata benefit of the Banks, based on their respective Commitment Percentage, a waiver fee of $210,000.00 (the “Waiver Fee”).

Section 5. Representations and Warranties. The Borrower and Guarantors, jointly and severally, represent and warrant to the Banks as of the effective date of this Amendment that, assuming the due execution and delivery of this Amendment: (a) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower and the Guarantors in the Loan Agreement and the other Credit Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Loan Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrower and the Guarantors and are enforceable against them in accordance with their terms.

Section 6. Ratification. Except as hereby amended or waived, the Loan Agreement, all other Credit Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default or Event of Default or of any covenant, term or provision of the Loan Agreement or the other Credit Documents. In furtherance of the foregoing ratification, by executing this Amendment in the spaces provided below, each of the Guarantors, on a joint and several basis, hereby absolutely and unconditionally (a) reaffirms its obligations under the Guaranty or the MuniMae Guaranty, as applicable, and (b) absolutely and unconditionally consents to (i) the execution and delivery by the Borrower of this Amendment, (ii) the continued implementation and consummation of arrangements and transactions contemplated by the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Credit Documents, and (iii) the performance and observance by the Borrower and each Guarantor of all of its respective agreements, covenants, duties and obligations under the Loan Agreement (including, without limitation, as amended or waived hereby) and the other Credit Documents.

Section 7. Conditions Precedent. The agreements set forth in this Amendment are conditional and this Amendment shall not be effective until the following conditions have been fulfilled to the satisfaction of the Agent:

(a) receipt by the Agent of a fully-executed counterpart original of this Amendment;

(b) receipt by the Agent of the Collateral Letter of Credit, along with an opinion of counsel of the issuer of the Collateral Letter of Credit regarding the enforceability thereof in form and substance reasonably satisfactory to the Agent; and

(c) receipt by the Agent, for the pro rata benefit of the Banks, of the Waiver Fee.

Section 8. Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.

Section 9. Amendment as Credit Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Credit Document” under and as defined in the Loan Agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO CONSTITUTE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, INCLUDING ARTICLE 5 OF THE UCC, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES).

Section 11. Successors and Assigns. This Amendment shall be binding upon each of the Borrower, the Guarantors, the Banks, the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Borrower, the Guarantors, the Banks and the Agent.

Section 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 13. Expenses. Each Borrower jointly and severally agrees to promptly reimburse the Agent and the Banks for all expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

Section 14. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

Section 15. No Course of Dealing. The Agent and the Banks have entered into this Amendment on the express understanding with each Borrower and Guarantor that in entering into this Amendment the Agent and the Banks are not establishing any course of dealing with the Borrower or the Guarantors. The Agent’s and the Banks’ rights to require strict performance with all of the terms and conditions of the Loan Agreement and the other Credit Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Banks shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Banks may require the payment of fees in connection therewith. Each of the Borrower and the Guarantors agrees that none of the ratifications and reaffirmations set forth herein, nor the Agent’s nor any Bank’s solicitation of such ratifications and reaffirmations, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or the Guarantors with respect to any subsequent modification, consent or waiver with respect to the Loan Agreement or any other Credit Document.

Section 16. Jury Trial Waiver. BORROWER, GUARANTORS, AGENT AND BANKS BY ACCEPTANCE OF THIS AMENDMENT MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON (WHETHER IN CONTRACT, TORT OR OTHERWISE), ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY OTHER CREDIT DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE CREDIT DOCUMENTS, AND AGREE THAT NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 12 to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWER:	MMA FINANCIAL WAREHOUSING, LLC
	By:	MMA Equity Corporation, its sole member
		By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL BOND WAREHOUSING, LLC
By:	MMA Equity Corporation, its managing member
	By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

GUARANTORS:	MUNICIPAL MORTGAGE & EQUITY, LLC
	By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL HOLDINGS, INC.
By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

(Signatures continued on next page)

GUARANTORS (CONT.):	MMA EQUITY CORPORATION
	By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL TC CORP.
By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL BFGLP, LLC
By:	MMA Financial TC Corp., its sole member
	By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL BFRP, INC.
By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

(Signatures continued on next page)

GUARANTORS (CONT.): MMA SPECIAL LIMITED PARTNER, INC.
By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

MMA FINANCIAL BFG INVESTMENTS, LLC
By:	MMA Financial TC Corp., its managing member
	By:	/s/ Edward J. Feldkamp IV

Edward J. Feldkamp IV, Vice President and Treasurer

AGENT: BANKS:	BANK OF AMERICA, N.A., as Agent By: /s/ Ugo Arinzeh Ugo Arinzeh, Senior Vice President BANK OF AMERICA, N.A., as one of the Banks By: /s/ Ugo Arinzeh Ugo Arinzeh, Senior Vice President

CITICORP USA, INC., as one of the Banks

By: /s/ Rosanna M Valenzuela
Rosanna M Valenzuela, Vice President

(Signatures continued on next page)

BANKS (CONT.):

COMERICA BANK, as one of the Banks

By: /s/ Lisa Kotula
Lisa Kotula, Vice President

MERRILL LYNCH COMMUNITY DEVELOPMENT COMPANY, L.L.C., as one of the Banks

By: /s/ Michael Solomon
Michael Solomon, Director

SOVEREIGN BANK, as one of the Banks

By: /s/ Keith A. Harding
Keith A. Harding, Vice President

EXHIBIT A

I. Borrower:

MMA Financial Warehousing, LLC, a Maryland limited liability company (“SPE I”),

MMA Financial Bond Warehousing, LLC, a Maryland limited liability company (“SPE II”), and

(SPE I and SPE II are individually, and collectively, jointly and severally referred to as the “Borrower”).

II. Guarantors:

Municipal Mortgage & Equity, LLC, a Delaware limited liability company (“MuniMae”),

MMA Financial Holdings Inc., a Florida corporation (“MFH”),

MMA Equity Corporation, a Florida corporation (“MEC”),

MMA Financial TC Corp., a Delaware corporation (“TC Corp.”),

MMA Financial BFGLP, LLC, a Maryland limited liability Company (“BFGLP”),

MMA Financial BFRP Inc., a Delaware corporation (“BFRP”),

MMA Financial BFG Investments LLC, a Delaware limited liability company (“BFG Investments”), and

MMA Special Limited Partner, Inc., a Florida corporation (“MSLP”).

(MuniMae, MFH, MEC, TC Corp., BFGLP, BFRP, BFG Investments, and MSLP are each referred to as a “Guarantor” and are collectively, jointly and severally referred to as the “Guarantors”).

III. Banks:

Bank of America, N.A.
Citicorp USA, Inc.
Comerica Bank
Merrill Lynch Community Development Company, L.L.C.
Sovereign Bank

1670900.7